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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 AUGUST 8, 2002


                                FAIRMARKET, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

       DELAWARE                                      000-29423                             04-3551937
-----------------------------                 ------------------------                  -------------------
(State or other jurisdiction                  (Commission File Number)                    (IRS Employer
       of incorporation)                                                               Identification No.)

                             500 UNICORN PARK DRIVE
                           WOBURN, MASSACHUSETTS 01801
                --------------------------------------------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (781) 376-5600
                                                           --------------


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ITEM 5.  OTHER EVENTS

         On August 8, 2002, FairMarket, Inc. (the "Company") repurchased the 3,181,000 shares of its common stock, par value $.001 per share, held by Scott Randall, the original founder of FairMarket, at a price of $1.27 per share. These shares represented 10.8% of the Company's outstanding common stock. After giving effect to this repurchase, there were 26,239,682 shares of common stock outstanding as of August 8, 2002. A copy of the Company's press release dated August 8, 2002 announcing such repurchase is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit 99.1 - Press release of FairMarket, Inc. dated August 8, 2002 regarding share repurchase.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FAIRMARKET, INC.



Date: August 9, 2002               By:    /s/ NANDA KRISH
                                          -------------------------------------
                                   Name:  Nanda Krish
                                   Title: President and Chief Executive Officer


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                                  EXHIBIT INDEX


EXHIBIT NO.                               DESCRIPTION
-----------                               -----------

99.1 Press release of FairMarket, Inc. dated August 8, 2002 regarding share repurchase.


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